UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 11, 2005

Abatix Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-10184	75-1908110

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8201 Eastpoint Drive, Suite 500, Dallas, Texas		75227

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (214) 381-0322

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On August 11, 2005, the District Court of Dallas County, Texas, 162nd Judicial District heard Plaintiff’s Unopposed Motion for Approval of Settlement and Award of Attorney Fees, requesting entry of the Order and Final Judgment Approving Settlement in the Derivative Suit previously disclosed.  The Court determined the proposed settlement of the Derivative Suit was fair, reasonable and in the best interest of the nominal defendant, the Company, and its stockholders, and signed the Order and Final Judgment Approving Settlement.  As a result, final approval of the Settlement of the Derivative Suit has been granted.

Also on August 11, 2005, the Federal District Court in the Northern District of Texas, Dallas Division heard Lead Plaintiffs’ Motion for Final Approval of Class Action Settlement and Plan of Allocation filed in the Class Action litigation previously disclosed.  The Court determined the Settlement was fair, reasonable and in the best interest of the Class and all parties, and signed the Order and Final Judgment.  As a result, final approval of the Settlement of the Class Action has been granted.

While the Company was prepared to vigorously defend itself and the officers and directors against the allegations, the Company agreed to settlement of the Class Action and the Derivative Suit, so that management and its employees could concentrate their full attention on growing the business by eliminating the distraction of further protracted litigation.  In addition, the Company agreed to the Stipulations in order to eliminate the litigation risk and expense.  These settlements expressly provide that the Company and its officers or directors do not admit or concede any violation of law or wrongdoing of any kind.

The information herein contains, among other things, certain statements of a forward-looking nature relating to future events or the future business performance of Abatix Corp.  Actual results could differ materially from those discussed herein.  Certain, but not all, factors that could contribute to such differences are: additional litigation; and insufficient insurance proceeds to fund the defense or settlement of potential further litigation.  We do not undertake any obligation to publicly update forward-looking statements to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law or regulation.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

99.1 – Order and Final Judgment dated August 11, 2005.
99.2 – Order and Final Judgment Approving Settlement dated August 11, 2005.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABATIX CORP.
Date August 16, 2005
/s/ FRANK J. CINATL, IV

Frank J. Cinatl, IV
Vice President and Chief Financial Officer
(Principal Accounting Officer)